SUPPLEMENT DATED MARCH 17, 2026 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Global Allocation Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.
The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Jeffrey Bennett, CFA	Portfolio Manager	2023

Debbie Li, CFA	Portfolio Manager	2026

The following information replaces in its entirety the bulleted list appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
▪
Jeffrey Bennett, CFA, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2019.  From 2016 to 2019, he was associated with OppenheimerFunds, a global asset management firm. .
▪
Debbie Li, CFA, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Invesco and/or its affiliates since 2016.
Effective immediately, Alessio de Longis will no longer serve as a Portfolio Manager of the Fund. All references to Mr. de Longis in the Summary and Statutory Prospectuses and SAI are hereby removed.
O-GLAL-SUMSTATSAI-SUP